Harbor Global Growth Fund Supplement to Summary Prospectus dated March 1, 2014	Institutional Class HGGAX Administrative Class HRGAX Investor Class HGGIX

The following information regarding Marsico Capital Management, LLC, the subadviser for Harbor Global Growth Fund, has changed:

Effective August 22, 2014, Thomas Marsico of Marsico Capital Management, LLC serves as the sole portfolio manager to Harbor Global Growth Fund. Mr. Marsico had previously served as a co-portfolio manager to Harbor Global Growth Fund since its inception in 2009.

All references in this Summary Prospectus to James Gendelmen, formerly a co-portfolio manager to Harbor Global Growth Fund with Mr. Marsico, are hereby removed.

August 22, 2014

Investors Should Retain This Supplement For Future Reference

S0822.SP.GG

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